Exhibit 99.5

November 22, 2024

OMS Energy Technologies Inc.

10 Gul Circle, Singapore 629566

By Email

Dear Sirs

OMS Energy Technologies Inc. (THE “COMPANY”) – REGISTRATION STATEMENT ON FORM F-l OF THE COMPANY (the “Registration Statement”)

1.	We, SRPP Limited, have been requested by Ortoli Rosenstadt Ye Pte. Ltd. an affiliate of Ortoli Rosenstadt LLP, to act as Thai legal counsel of the Company and to issue a legal opinion with respect to the matters related to the operations of OMS Oilfield Service (Thailand) Co., Ltd. (“OMS (Thailand)”), a subsidiary of the Company in Thailand, for the purpose of the initial public offering of the Company, the parent company of OMS (Thailand), on the NYSE American under the Securities Act of 1933 (as amended) (“Proposed Transaction”).

2.	For the purpose of rendering this legal opinion, we have conducted an investigation, from 27 October 2023 to 4 January 2024, and have solely relied on, and are limited to, all the information and documents in relation to OMS (Thailand), which were provided by the representative of OMS (Thailand) via (i) virtual data room on the OneDrive platform of OMS Oilfield Services, as identified in Attachment 1 (List of Documents Reviewed) of this legal opinion, (ii) the responses from OMS (Thailand)’s representative to our documents and information request list for legal due diligence dated 31 October 2023, 10 November 2023, 1 December 2023 and our additional questions via email to OMS (Thailand)’s representative on 22 December 2023, and (iii) the results from our independent public searches in paragraph 3 below (collectively referred to as the “Legal Review Documents”).

3.	In addition to paragraph 2 above, we have also conducted our independent searches as follows:

(a)	corporate searches at the Department of Business Development (“DBD”), Ministry of Commerce of Thailand, on 31 October 2023 and on the websites of relevant government agencies, including other public websites, on 5 January 2024;

(b)	intellectual property searches via the website of the Department of Intellectual Property, Ministry of Commerce of Thailand, on 8 November 2023;

(c)	business security searches via the DBD’s website on 1 December 2023; and

(d)	litigation searches of OMS (Thailand) via the databases of the relevant courts and government agencies having competent jurisdiction over OMS (Thailand)’s registered addresses, which are available and open for public search, conducted on 31 October 2023 in Bangkok, on 8 and 9 November 2023 in Chonburi Province, and on 23 and 27 November 2023 in Songkhla Province, as detailed in Attachment 2 (List of Courts and Government Agencies for Litigation Search) of this legal opinion.

4.	Save as expressly provided in paragraph 6 of this legal opinion, we express no opinion whatsoever with respect to Legal Review Documents of this legal opinion.

SRPP Ltd.	Telephone	Email
18/2-3 Floor Emporium Tower	+66 2029 1700	panuwat@srpplaw.com
622 Sukhumvit Road, Khlongton, Khlongtoei
Bangkok 10110 THAILAND	www.srpplaw.com

5.	We have assumed:

(a)	all Legal Review Documents were, and continue to be, valid, binding, correct and complete and that all copies of the Legal Review Documents are true, accurate and complete copies of the original documents of which they purport to be copies. In the case where we have reviewed any of the Legal Review Documents which did not contain copies of all the signature pages, we have assumed that the original document has been properly executed; the authenticity, completeness, and factual accuracy of all Legal Review Documents presented as originals, and the conformity with the originals of all documents and corporate records which were presented in a photocopied form, and that the documents submitted to us were valid, enforceable, and effective during the period of time this legal review was being conducted;

(b)	we have not made any enquiries regarding the counterparties to any agreements, nor have we received or checked the operation or results of the application of any formulae found in the Legal Review Documents;

(c)	all opinions, beliefs, and views expressed by OMS (Thailand) or any of its officers, employees, agents, and advisers (whether in writing or in any other form) in connection with the Proposed Transaction are honestly held by them and when made were, and continue to be, based on reasonable assumptions having made the appropriate and proper enquiries and, when made, all statements of fact relating to the Proposed Transaction, were, and continue to be, true, accurate, correct, and not misleading in any way;

(d)	each of the Legal Review Documents, save where expressly brought to our attention, has not been breached, terminated, superseded, or amended (whether or not in writing), and save as expressly set out in this legal opinion, no breach has been threatened and no step has been taken which would constitute a termination event under the terms of any of the Legal Review Documents;

(e)	we have not been able to ascertain the correctness of the oral information received from the management presentation or interview, where such oral information contradicts any fact apparent from the Legal Review Documents;

(f)	each of the parties to the agreements that we reviewed had the requisite corporate power to enter into all contractual arrangements to which they are a party, and to perform their respective obligations under the relevant agreement;

(g)	unless specifically informed and confirmed by OMS (Thailand), there have been no changes in the circumstances of the business of OMS (Thailand) since the respective dates of our documentary reviews; and

(h)	in respect of the matters on which we have specified, there are no documents or matters other than the Legal Review Documents which could affect the completeness or accuracy of such matters.

The making of the above assumptions does not imply that we have made any enquiry to verify any assumption (other than as expressly stated in this legal opinion). No assumption specified above is limited by reference to any other assumption.

6.	Based upon and subject to the foregoing, and subject to any matters or documents not disclosed to us and subject to the disclosures made in our legal due diligence report issued on 30 January 2024, the statements written by us in the Registration Statement under the captions “Risk Factors”, “Enforceability of Civil Liabilities -Thailand”, “History and Corporate Structure - OMS (Thailand)”, “Business - Real Property, Licenses and Permits and Registrations, Intellectual Property”, and “Regulatory Environment” (collectively, the “Relevant Sections”) insofar as such statements constitute summaries of the Thailand legal matters referred to therein as of the date hereof, fairly present the information called for with respect to such legal matters.

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7.	We express no opinion on:

(a)	any financial statements or other financial data, or any other financial, business, statistical, operational, accounting, audit, technical, privacy or taxation issues (including matters relating to the prospects and future performance of OMS (Thailand); and

(b)	any statements or opinions as to prospects, projections or the occurrence of matters in the future, which are referred to in the Relevant Sections of the Registration Statement.

8.	In preparing the Relevant Sections, we have relied on the Legal Review Documents provided to us by OMS (Thailand) and have not separately conducted any on-site visit, operational due diligence or other verification.

9.	This opinion relates only to the laws of general application of Thailand as published at the date hereof and as currently applied by the courts of Thailand, and is given on the basis that it will be governed by and construed in accordance with the laws of Thailand. We have made no investigation of, and do not express or imply any views on, the laws of any country other than Thailand. In respect of the Registration Statement, we have assumed due compliance with all matters concerning the laws of all other jurisdictions other than Thailand.

10.	We hold ourselves out as only having legal expertise and our statements in this opinion are made only to the extent that a law firm practicing Thail law in Thailand, having our role as Thai legal counsel in connection with the Proposed Transaction, would reasonably be expected to have become aware of relevant facts and/or to have identified the implications of those facts.

11.	Our legal opinion is strictly limited to the matters stated herein and is not to be read as extending by implication to any other matter in connection with the Proposed Transaction or otherwise including, but without limitation, any other document signed in connection with the Proposed Transaction. Subject to the foregoing, we consent to the use of this opinion as an exhibit to the Registration Statement and further consent to all references to us, if any, in the Registration Statement and any amendments thereto. In giving such consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 (as amended) or the rules or regulations promulgated thereunder. Further, save for the use of this legal opinion as an exhibit to the Registration Statement, this legal opinion is not to be circulated to, or relied upon by, any other person (other than persons entitled to rely on it pursuant to applicable federal securities laws in the United States, if applicable) or quoted or referred to in any public document or filed with any governmental body or agency without our prior written consent.

12.	This opinion is confined to, and is given on the basis of, the laws of Thailand in force as at the date of this legal opinion and we undertake no responsibility to notify you of any change in the laws of Thailand after the date of this opinion.

Yours faithfully

/s/ SRPP
SRPP Ltd.

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Attachment 1
List of Documents Reviewed

No.	Documents	Date of Document
1. Corporate Documents		
1.	Affidavit issued by the Department of Business Development, Ministry of Commerce of OMS Oilfield Services (Thailand) Ltd. (Thai version and English translation)	21 April 2023
2.	BOJ. 5 of OMS Oilfield Services (Thailand) Ltd. (English translation)	24 April 2019
3.	Register of Amendments and/or Special Resolutions of OMS Oilfield Services (Thailand) Ltd. (formerly known as Siam-KMC Company Limited) (English translation)	24 August 2022
4.	Memorandum of Association of OMS Oilfield Services (Thailand) Ltd. (formerly known as Siam-KMC Company Limited) (English translation)	24 August 2022
5.	Articles of Association of OMS Oilfield Services (Thailand) Ltd. (formerly known as Siam-KMC Company Limited) (English translation)	24 August 2022
6.	Incorporation Register of OMS Oilfield Services (Thailand) Ltd. (formerly known as Siam-KMC Company Limited) (English translation)	24 August 2022
7.	Share Certificate of OMS Oilfield Services (Thailand) Ltd. No. 1-3	15 October 2010
8.	BOJ. 5 of OMS Oilfield Services (Thailand) Ltd. (Thai version)	11 October 2019
9.	List of Business or Trade Names	-
10.	OMS Group Shareholder Structure	31 March 2022
11.	OMS Group Shareholder Structure	16 June 2023
12.	Organizational Structures of OMS Oilfield Services (Thailand) Ltd.	8 August 2023
13.	Register of Amendments and/or Special Resolutions of OMS Oilfield Services (Thailand) Ltd. (formerly known as Siam-KMC Company Limited) (Thai version)	24 August 2022
14.	Letter re: Invitation to the Board of Directors' Meeting No. 4/2548 from OMS Oilfield Services (Thailand) Ltd. to Directors	13 June 2005

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No.	Documents	Date of Document
15.	Minutes of Board of Directors' Meeting No. 4/2548 of OMS Oilfield Services (Thailand) Ltd. and Attendance List	17 June 2005
16.	Letter re: Invitation to the Extraordinary General Meeting No. 4/2548 from OMS Oilfield Services (Thailand) Ltd. to Shareholders	17 June 2005
17.	Minutes of the Extraordinary General Meeting No. 4/2548 of OMS Oilfield Services (Thailand) Ltd., Attendance List, and Proxy of Oiltools Pte Ltd.	27 June 2005
18.	Letter re: Invitation to the Extraordinary General Meeting No. 5/2548 from OMS Oilfield Services (Thailand) Ltd. to Shareholders	4 July 2005
19.	Minutes of the Extraordinary General Meeting No. 5/2548 of OMS Oilfield Services (Thailand) Ltd., Attendance List, and Proxy of Oiltools Pte Ltd.	12 July 2005
20.	Letter re: Invitation to the Annual General Meeting No. 1/2021 from OMS Oilfield Services (Thailand) Ltd. to Shareholders.	23 July 2021
21.	Minutes of the Annual General Meeting No. 1/2021 of OMS Oilfield Services (Thailand) Ltd., Attendance List, Proxy of OMS Oilfield Holdings Sdn. Bhd., and Proxy of OMS Oilfield Services Pte Ltd.	31 July 2021
22.	Letter re: Invitation to the Board of Directors' Meeting No. 1/2021 from OMS Oilfield Services (Thailand) Ltd. to Directors.	14 July 2021
23.	Minutes of the Board of Directors' Meeting No. 1/2021 of OMS Oilfield Services (Thailand) Ltd. and Attendance List.	22 July 2021
24.	Letter re: Invitation to the Annual General Meeting No. 1/2022 from OMS Oilfield Services (Thailand) Ltd. to Shareholders.	21 July 2022
25.	Minutes of the Annual General Meeting No. 1/2022 of OMS Oilfield Services (Thailand) Ltd., Attendance List, Proxy of OMS Oilfield Services Pte Ltd., and OMS Oilfield Holdings Sdn. Bhd.	29 July 2022
26.	Letter re: Invitation to the Board of Directors' Meeting No. 2/2022 from OMS Oilfield Services (Thailand) Ltd. to Directors.	19 July 2022
27.	Minutes of the Board of Directors' Meeting No. 2/2022 of OMS Oilfield Services (Thailand) Ltd. and Attendance List.	20 July 2022
28.	Letter re: Invitation to the Board of Directors' Meeting No. 1/2023 from OMS Oilfield Services (Thailand) Ltd. to Directors.	20 March 2023
29.	Minutes of the Board of Directors' Meeting No. 1/2023 of OMS Oilfield Services (Thailand) Ltd. and Attendance List.	20 March 2023
30.	Letter re: Payment of Interim Dividends from OMS Oilfield Services (Thailand) Ltd. to OMS Oilfield Services Pte Ltd., OMS Oilfield Services Sdn. Bhd., and OMS Oilfield Holdings Sdn. Bhd.	20 March 2023

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No.	Documents	Date of Document
31.	Letter re: Bank Account Details from OMS Oilfield Services Pte. Ltd., OMS Oilfield Services Sdn. Bhd., and OMS Oilfield Holdings Sdn. Bhd. to the Board of Directors of OMS Oilfield Services (Thailand) Ltd.	20 March 2023
32.	Letter re: Invitation to the Annual General Meeting No. 1/2023 from OMS Oilfield Services (Thailand) Ltd. to Shareholders.	21 July 2023
33.	Minutes of the Annual General Meeting No. 1/2023 of OMS Oilfield Services (Thailand) Ltd., Attendance List, Proxy of OMS Oilfield Services Pte Ltd., and OMS Oilfield Holdings Sdn. Bhd.	31 July 2023
34.	Letter re: Invitation to the Board of Directors' Meeting No. 2/2023 from OMS Oilfield Services (Thailand) Ltd. to Directors.	12 July 2023
35.	Minutes of the Board of Directors' Meeting No. 2/2023 of OMS Oilfield Services (Thailand) Ltd. and Attendance List.	20 July 2023
36.	Affidavit issued by the Department of Business Development, Ministry of Commerce of OMS Oilfield Services (Thailand) Ltd. (Thai version)	9 November 2023
37.	Articles of Association of OMS Oilfield Services (Thailand) Ltd. (Amended version)	27 June 2005, 12 July 2005
38.	Articles of Association of OMS Oilfield Services (Thailand) Ltd. (Amended version)	4 July 2007, 20 July 2007
39.	Articles of Association of OMS Oilfield Services (Thailand) Ltd. (Amended version)	28 July 2010
40.	BOJ. 5 of OMS Oilfield Services (Thailand) Ltd.	3 August 2023
41.	Share Register Book of OMS Oilfield Services (Thailand) Ltd., Page 1-22	-
42.	Memorandum and Articles of Association of OMS Oilfield Services (Thailand) Ltd. (formerly known as Siam-KMC Company Limited) (Thai version)	24 August 2022
43.	Profile of Management of OMS Oilfield Services (Thailand) Ltd. (Revised)	2023
2. Assets		
44.	List of buildings, facilities, and office spaces of OMS Oilfield Services (Thailand) Ltd.	-
45.	Land Lease Agreement between C2i Supply and Services Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	25 July 2021
46.	Land Lease Agreement between L.K.C. Machinery Ltd. Partnership and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	2022

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No.	Documents	Date of Document
47.	Land Lease Agreement between Songkhla Seaboard Real Estate Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. Contract No. SSR-LGD 001/64 (Songkhla)	1 July 2021
48.	Copy Machine Rental Agreement No. K2565/024 between Kopxy Corporation Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	15 October 2022
49.	Land Lease Agreement between Songkhla Seaboard Real Estate Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. Contract No. SKSB-LGD 003/66 (Songkhla)	1 May 2023
50.	Payment to Seaboard Real Estate Co., Ltd. for Rental deposit, PV23/06/063	12 June 2023
51.	Letter of Consent to construct a building on the land No. SKSB 001/2566	1 May 2023
52.	Lease Agreement between Total Inspection & Machinery Services Company Limited and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	1 May 2021
53.	Lease Assets Leasing Agreement No. HPM2022111 between Materials Handling Business Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	10 May 2022
54.	Copy Machine Rental Agreement No. 01/2566 between Methanon Office Products Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	1 January 2023
55.	Car Rental Agreement between Khun Orawan Methavisit and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	1 July 2021
56.	Assets Leasing Agreement No. HPM2023235 between Materials Handling Business Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	1 September 2023
57.	Car Rental Agreement between Khun Napapa Chaikarnjanakit and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	1 October 2023
58.	Assets Leasing Agreement No. HPM2023159 between Materials Handling Business Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	12 June 2023
59.	Copy Machine Rental Agreement No. K2566/023 between Kopxy Corporation Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	15 October 2023
60.	Office cabinet Rental Agreement No. WPS-004 between Wealthpro Service Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	1 April 2023

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No.	Documents	Date of Document
61.	Vendor Payment from OMS Oilfield Services (Thailand) Ltd. to C2i Supply and Services Co., Ltd. for Land Rental Deposit (1 Month)	26 July 2018
62.	Receipt: OMS Oilfield Services (Thailand) Ltd. pay to C2i Supply and Services Co., Ltd. for Land Rental Deposit (1 Month)	26 July 2018
63.	Letter re: Request for return of Kasikorn Bank's letter of guarantee from L.K.C. Machinery Ltd. Partnership to Scomi OMS Oilfield Services (Thailand) Ltd.	15 January 2010
64.	L.K.C. Deposit -Payment Voucher No. PV09/0640 package	22 June 2009
65.	Kasikorn Bank's letter of guarantee No. 52-42-0151-8	19 June 2009
66.	Payment to Total Inspection & Machinery Services Company Limited for deposit for rent a building at Sattahip (Cash Receipt)	16 December 2013
67.	Receipt of Total Inspection & Machinery Services Company Limited for deposit for rent a building at Sattahip	27 November 2013
68.	Land Lease Agreement between Songkhla Seaboard Real Estate Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Songkhla) (Contract No. SSR-LGD 001/61 (161))	20 August 2018
69.	Payment to Seaboard Real Estate Co., Ltd. for Rental deposit, PV180876	20 August 2018
70.	2. 15 Purpose of the lease land summary	-
71.	Land Lease Agreement between C2i Supply and Services Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	20 July 2023
72.	Car Rental Deposit	26 July 2018
73.	Office cabinet Rental Agreement No. WPS-003 between Wealthpro Service Co., Ltd. and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	1 April 2021
74.	Summary of Real Properties leased by OMS (Thailand)	-
3.	**Material Agreements**	
75.	Top 10 Customers and Vendors FY20-22	-
76.	Service Agreement between OMS Holdings Pte Ltd.and OMS Oilfield Services (Thailand) Ltd. (Sattahip) (Signed)	1 April 2022

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No.	Documents	Date of Document
77.	Service Agreement between OMS Holdings Pte Ltd.and OMS Oilfield Services (Thailand) Ltd. (Songkhla) (Signed)	1 April 2022
78.	Confirmation on name of Top 10 Vendors and Customers	-
79.	Invoice No. SISKL231434 and documents related to service procured thereunder, issued by OMS Oilfield Services (Thailand) Ltd. to PTT Exploration and Production Public Co., Ltd.	28 August 2023
80.	Invoice No. SISKL231167 and documents related to service procured thereunder, issued by OMS Oilfield Services (Thailand) Ltd. to PTT Exploration and Production Public Co., Ltd.	25 July 2023
81.	Purchase order no. POSKL230913 and documents related to purchase thereunder from OMS Oilfield Services (Thailand) Ltd. to Kimann Specialty Metals (Thailand) Co., Ltd.	15 June 2023
82.	Purchase order no. POSKL230697 and documents related to purchase thereunder from OMS Oilfield Services (Thailand) Ltd. to Limkanchang Hatyai Limited Partnership	15 May 2023
83.	Contract No. THC20-5075 (Provision of 2020-2025 Re-face and Re-cut Drill Pipe/ HWDP/ DC Connection Services for Bangkot, G12/48, Arthit, and G8/50 (Call-Off)) between PTT Exploration and Production Public Company Limited, PTTEP International Limited, and OMS Oilfield Services (Thailand) Ltd., including Exhibit A, B, C, and D	15 July 2020
84.	Contract No. THC20-5076 (Provision of 2020-2025 Re-face and Re-cut Drill Pipe/ HWDP/ DC Connection Services for G1/61 (Call-Off)) between PTT Energy Development Company Limited and OMS Oilfield Services (Thailand) Ltd., including Exhibit A, B, C, and D	15 July 2020
85.	Contract No. THC20-5077 (Provision of 2020-2025 Re-face and Re-cut Drill Pipe/ HWDP/ DC Connection Services for G2/61 (Call-Off)) between PTT Energy Development Company Limited and OMS Oilfield Services (Thailand) Ltd., including Exhibit A, B, C, and D	15 July 2020
86.	Contract No. THC20-5139 (Provision of Crossover and Pup Joint Services for Arthit and G8/50 (Call-Off)) between PTT Exploration and Production Public Company Limited, PTTEP International Limited, and OMS Oilfield Services (Thailand) Ltd.,	22 December 2020
87.	Contract No. THC20-5141 (Provision of Crossover and Pup Joint Services for G2/61 (Call-Off)) between PTT Energy Development Company Limited and OMS Oilfield Services (Thailand) Ltd.	22 December 2020
88.	Contract No. THC22-5191 (Provision of Re-face and Re-cut Drill Pipe/ HWDP/ DC Connection Services for G1/61 (Call-Off)) (Contract Amendment No. 1) between PTT Energy Development Company Limited and OMS Oilfield Services (Thailand) Ltd.	15 November 2022

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No.	Documents	Date of Document
89.	Contract No. THC20-5075 (Provision of 2020-2025 Re-face and Re-cut Drill Pipe/ HWDP/ DC Connection Services for Bangkot, G12/48, Arthit, and G8/50 (Call-Off)) between PTT Exploration and Production Public Company Limited, PTTEP International Limited, and OMS Oilfield Services (Thailand) Ltd., including Exhibit A, B, C, and D	15 July 2020
4. Employment		
90.	Thailand Employees Name List FY2023 of OMS Oilfield Services (Thailand) Ltd.	31 October 2023
91.	Employee Handbook of OMS Oilfield Services (Thailand) Ltd.	1 January 2019
92.	Employee Handbook of OMS Oilfield Services (Thailand) Ltd. (Thai Version)	-
93.	Employment Contract between KMC Oiltools (Thailand) Ltd. and Mr. Komkrit Aumuauykiat re: Letter of Appointment	27 April 2005
94.	Standard Employment Contract - Letter of Appointment (Exempt)	-
95.	Standard Employment Contract - Letter of Appointment (Non-exempt)	-
96.	Letter re: Employee Grading Ref No. OMS/EG/SNL/051230/SHZ/na from OMS Oilfield Services (Thailand) Ltd. to Khun Komkrit Aumnauykiat	30 December 2005
97.	Employee Status Change of Khun Komkrit Aumnauykiat	9 July 2015
98.	Letter re: Transfer of Employment from OMS Oilfield Services (Thailand) Ltd. to Khun Komkrit Aumnauykiat	1 September 2005
99.	Vendor Payment from OMS Oilfield Services (Thailand) Ltd. to Kasikorn Asset Management Co., Ltd. for K Master Pooled Fund Provident Fund	25 October 2023
100.	Receipt Slip No. 2566/133199: OMS Oilfield Services (Thailand) Ltd. pay to Kasikorn Asset Management Co., Ltd. for K Master Pooled Fund Provident Fund	25 October 2023
101.	Employee Registration of OMS Oilfield Services (Thailand) Ltd. (Sattahip)	2023
102.	Employee Registration of OMS Oilfield Services (Thailand) Ltd. (Songkhla)	2023
103.	The Notification Related to the Employee Welfare Committee re: List of Names and Responsibilities	1 February 2023

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No.	Documents	Date of Document
104.	Letter re: Notify security officer ID (Khun Napasorn Nalaong) from Provincial Labour Protection and Welfare Chonburi to OMS Oilfield Services (Thailand) Ltd.	18 October 2022
105.	Letter of Appointment (Duties and Responsibilities of HSSE Committee Member)	21 October 2022
106.	Report on data submission showing employment conditions and working conditions of establishments for the year 2023 (KorRor.11)	7 December 2023
107.	Report on data submission showing employment conditions and working conditions of establishments for the year 2024 (KorRor.11)	3 January 2024
108.	Vendor Payment #4567 from OMS Oilfield Services (Thailand) Ltd. to Kasikorn Asset Management Co., Ltd. for K Master Pooled Fund Provident Fund	25 December 2023
109.	Vendor Payment from OMS Oilfield Services (Thailand) Ltd. to Songkhla Provincial Social Security Fund for Contribution to the social security (Sattahip)	15 November 2023
110.	Receipt No. 900066EH0000703: OMS Oilfield Services (Thailand) Ltd. pay to Songkhla Provincial Social Security Fund for Contribution to the social security	15 November 2023
111.	Form SSO 1-10 (Part 1) Detail of Employer and Employee Contribution (Sattahip)	12 November 2023
112.	Form SSO 1-10 (Part 2) Detail of Employer and Employee Contribution as of October 2023 (Sattahip)	-
113.	Vendor Payment from OMS Oilfield Services (Thailand) Ltd. to Songkhla Provincial Social Security Fund for Contribution to the social security (Songkhla)	15 November 2023
114.	Receipt No. 900066EH0000704: OMS Oilfield Services (Thailand) Ltd. pay to Songkhla Provincial Social Security Fund for Contribution to the social security	15 November 2023
115.	Form SSO 1-10 (Part 1) Detail of Employer and Employee Contribution (Songkhla)	12 November 2023
116.	Form SSO 1-10 (Part 2) Detail of Employer and Employee Contribution as of October 2023 (Sattahip)	-
117.	Vendor Payment from OMS Oilfield Services (Thailand) Ltd. to Songkhla Provincial Social Security Fund for Contribution to the Workmen's Compensation Fund	16 January 2023
118.	Receipt No. 900066FNW000223: OMS Oilfield Services (Thailand) Ltd. pay to Songkhla Provincial Social Security Fund for Contribution to the Workmen's Compensation Fund	16 January 2023

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No.	Documents	Date of Document
119.	Form 26A - Employer Annual Contributions Assessment from the Songkhla Provincial Social Security Office No. 900066100000003	9 December 2022
120.	Registration of SSO & Workmen's Compensation Fund	8 November 2007
121.	Letter re: Register of Occupational Safety Officers from Provincial Labor Office Songkhla to Director's OMS Oilfield Services (Thailand) Ltd.	8 December 2022
122.	Statement of OMS Oilfield Services (Thailand) Ltd. No. 002/2565 re: Names of the Occupational Safety Committee	21 November 2022
123.	Statement of OMS Oilfield Services (Thailand) Ltd. No. 001/2565 re: Name of the Safety Officer	21 November 2022
5. Others		
124.	Technology License Agreement 17-1610 between Grant Prideco, L.P. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	15 January 2015
125.	Amendment Agreement to Technology License Agreement 17-1610 between Grant Prideco, L.P. and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	10 March 2016
126.	Amendment Agreement to Fox License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	21 April 2015
127.	Amendment Agreement to JFELION License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	21 April 2015
128.	Amendment Agreement to JFE BEAR License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Sattahip)	21 April 2015
129.	FOX License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	25 November 2004
130.	JFE BEAR License Agreement between JFE Steel Corporation and Scomi OMS Oilfield Services (Thailand) Ltd. (Songkhla)	24 June 2008
131.	JFE Lion License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	15 May 2014
132.	Amendment Agreement to JFE BEAR License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	21 April 2015

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No.	Documents	Date of Document
133.	Amendment Agreement to FOX License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	21 April 2015
134.	Amendment Agreement to JFE Lion License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	21 April 2015
135.	Premium Connections Technology License Agreement between Tenaris Connections BV and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	10 December 2015
136.	VAM Connections Technical Assistance Agreement and Patent, Know-how and Trademark License between Vallourec Oil and Gas France and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	31 March 2017
137.	Amended and Restated Technology License Agreement #17-1369 between Grant Prideco, L.P. and OMS Oilfield Services (Thailand) Ltd. (Songkhla)	1 January 2019
138.	Bangkok Bank – BG list	13 December 2023
139.	Bangkok Bank's letter of guarantee Ref No. 22014865	10 May 2022
140.	Bangkok Bank's letter of guarantee Ref No. 21044236	2 November 2021
141.	Bangkok Bank's letter of guarantee No. 02259201000295 (and amendments)	29 July 2020
142.	Bangkok Bank's letter of guarantee No. 02259201000296	29 July 2020
143.	Bangkok Bank's letter of guarantee No. 02259201000297	29 July 2020
144.	Bangkok Bank's letter of guarantee No. 02259211000013	30 December 2020
145.	Bangkok Bank's letter of guarantee No. 02259211000014	30 December 2020
146.	Bangkok Bank's letter of guarantee No. 02259221000299	26 October 2022
147.	Bangkok Bank's letter of guarantee No. 02259221000300 (and amendments)	26 October 2022
148.	Bangkok Bank's letter of guarantee Ref No. 23035598	20 September 2023

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No.	Documents	Date of Document
6. Licenses & Permits		
149.	Building Construction, Modification, and Relocation Certificate (Aor.6) No. 2/2552	3 December2009
150.	Building Construction, Modification, and Demolition Permit (Aor.1) No. 92/2552	27 August 2009
151.	Building Construction, Modification, and Demolition Permit (Aor.1) No. 127/2557	29 May 2014
152.	Receipt No. 1-661000114269 and Record of annual fee payment: OMS Oilfield Services (Thailand) Ltd. pay to Office of the Permanent Secretary for Annual fee	22 October 2023
153.	License to Operate Factory for Sattahip Factory (Ror.Ngor.4 Form) No. Por.72/2558 issued by the Ministry of Industry and the attachments	3 July 2015
154.	License to Operate Factory for Sattahip Factory (Ror.Ngor.4 Form) No. Tor18/2555 issued by the Ministry of Industry and the attachments	14 November 2012
155.	VAT Registration Certificates (Por.Por.20) of head office of OMS Oilfield Services (Thailand) Ltd.	24 July 2013
156.	VAT Registration Certificates (Por.Por.20) of branch office of OMS Oilfield Services (Thailand) Ltd.	29 August 2014
157.	Foreign Business License (Form Tor. 3) No. 17-548-0223-1 issued by the Department of Business Development, Ministry of Commerce and English translation	30 March 2010
158.	Affidavit of information kept by the registrar in accordance with the Foreign Business Act B.E. 1999 No. BorTor. 000560 issued by the Department of Business development, Ministry of Commerce	8 August 2014
7. Insurance		
159.	Accidental Damage Package Insurance Policy of OMS Oilfield Services (Thailand) Ltd., Policy No. BKD/FIAR/23-000819	1 July 2023
160.	Comprehensive General Liability Insurance of OMS Oilfield Services (Thailand) Ltd., Policy No. BKD/MCGL/23-000106	30 June 2023
161.	Group Yearly Renewable Term Insurance Policy of OMS Oilfield Services (Thailand) Ltd., Policy No. GL-2021-0063-00 (English Version)	27 October 2021
162.	Group Yearly Renewable Term Insurance Policy of OMS Oilfield Services (Thailand) Ltd., Policy No. GL-2021-0063-00 (Thai Version)	27 October 2021

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No.	Documents	Date of Document
163.	CPP_Insurance Proposal for OMS Oilfield Services (Thailand) Ltd., Reference No. CPP/202208/145/{{DIC_HEADER.HEADER_DOCUMENT_VERSION_NUMBER}}	2022
164.	PPB_Insurance Proposal for OMS Oilfield Services (Thailand) Ltd.	2022
165.	Comprehensive General Liability Insurance (MSIG Insurance (Singapore) Pte Ltd.) of OMS Oilfield Services (Thailand) Ltd., Policy No. 300931286 CGL	1 August 2023
166.	Directors' & Officers' Insurance (Tokio Marine Insurance Group) for OMS Holdings Pte. Ltd., Policy No. 23-LAA00530-R00	-
167.	Industrial All Risks (MSIG Insurance (Singapore) Pte Ltd.) of OMS Oilfield Services Pte. Ltd., OMS Holdings Pte. Ltd., Policy No. 300931042 ISR	1 August 2023
168.	Coverage Summary (MSIG Insurance (Singapore) Pte Ltd.): Comprehensive General Liability Insurance 2023 of OMS Oilfield Services Pte Ltd., Company Registration Number. 197200396D, Reference No. CCG/202304/076/004 with Appendix (1) Breakdown of Estimated Turnover and Territorial Limits.	6 July 2023
169.	Coverage Summary (MSIG Insurance (Singapore) Pte Ltd.): Industrial All Risks 2023 of OMS Oilfield Services Pte Ltd., Company Registration Number. 197200396D, Reference No. PIA/202304/128/004 with Appendix (1) ISR Programme – Sum Insured Values	6 July 2023
170.	Coverage Summary (Tokio Marine Insurance Singapore Pte Ltd.): Directors' and Officers' Liability Insurance of OMS Holdings Pte. Ltd., Company Registration Number. 197200396D, Reference No. FDO/202205/122/004.	14 June 2022
8. Sales & Marketing		
	Products Brochures	
171.	Product Brochure - OMS-100 Forged Body API 6A Gate Valves	January 2023
172.	Product Brochure – OMS Conventional Surface Wellhead System	January 2023
173.	Product Brochure – OMS Specialty Connector & Pipe	-
174.	Product Brochure – SLS and DLS Compact Wellhead Systems	January 2022
175.	Overview of Existing Products and Services of OMS Oilfield Services (Thailand) Ltd.	-
	List of Company's Products and Services	
176.	Operations by Locations and Certifications (Thailand only)	-

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No.	Documents	Date of Document
9. Intellectual Property		
177.	Overview IP	-
178.	Certificate of Trademark/ Service Mark Registration issued to OMS Oilfield Services Pte. Ltd., Registration No. 181101613, Application No. 878486 (Thai version and English translation)	14 February 2023
179.	Letter No. Por Nor 0704/26807 from Trademark Office (Department of Intellectual Property) to Mr. Kowit Somwaiya (LawPlus Ltd.), re: Trademark Application No. 878486 (Thai version and English translation)	16 February 2023
180.	Changes of Registration Particulars, Registration No. 181101613, Application No. 878486 (Thai version and English translation)	13 February 2023
181.	Certificate of Trademark/ Service Mark Registration issued to OMS Oilfield Services Pte. Ltd., Registration No. Bor 73716, Application No. 878489 (Thai version and English translation)	14 February 2023
182.	Letter No. Por Nor 0704/26809 from Trademark Office (Department of Intellectual Property) to Mr. Kowit Somwaiya (LawPlus Ltd.), re: Trademark Application No. 878489 (Thai version and English translation)	16 February 2023
183.	Changes of Registration Particulars, Registration No. Bor 73716, Application No. 878489 (Thai version and English translation)	13 February 2023
184.	Certificate of Trademark/ Service Mark Registration issued to OMS Oilfield Services Pte. Ltd., Registration No. 171124836, Application No. 878490 (Thai version and English translation)	14 February 2023
185.	Letter No. Por Nor 0704/26811 from Trademark Office (Department of Intellectual Property) to Mr. Kowit Somwaiya (LawPlus Ltd.), re: Trademark Application No. 878490 (Thai version and English translation)	16 February 2023
186.	Changes of Registration Particulars, Registration No. 171124836, Application No. 878490 (Thai version and English translation)	13 February 2023
187.	Guidelines and procedures to control the intellectual property of OMS Group, Doc No. HR-01-08	1 July 2019
188.	Certificate of Authorization, Tenaris Licensee No. 301 (Songkhla)	Expiration Date 30 June 2024
189.	Certificate of Authorization, TenarisHydril Licensee No. 301, Buck-on (Songkhla)	Expedition Date 20 May 2016
190.	Certificate of Authorization, TenarisHydril Licensee No. 301, Manganese Phosphating (Songkhla)	Expedition Date 21 April 2016
191.	Certificate of Authorization, TenarisHydril Licensee No. 301, Stress Relieving (Songkhla)	Expedition Date 3 May 2016

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No.	Documents	Date of Document
192.	Certificate of Authorization, TenarisHydril Licensee No. 301, Abrasive Blasting (Songkhla)	Expedition Date 7 November 2016
193.	Certificate of Authorization, TenarisHydril Licensee No. 301, Copper Plating (Songkhla)	Expedition Date 13 June 2016
194.	JFEBEAR, JFE Steel Tubular Technology, Licensee No. SI-003 (Songkhla)	10 June 2008
195.	JFELION, JFE Steel Tubular Technology, Licensee No. SI-003 (Songkhla)	16 May 2014
196.	JFE FOX, JFE Steel Tubular Technology, Licensee No. SI-003	25 November 2004
197.	Certificate by NS Connection Technology Pte. Ltd., Certificate No. NSCT-14435 (Songkhla)	-
198.	Certificate by Grant Prideco, Certificate No. 17-1369c (Songkhla)	Expiration Date 31 October 2023
199.	License Certificate by Baosteel, License No. BGXG-017 (Songkhla)	14 August 2022
200.	Certificate by Hunting Energy Services, Inc. (Songkhla)	23 March 2015
201.	Certificate of License by TPCO, License No. TPCO-2008-002 (Songkhla)	10 February 2023
202.	Certificate by Wuxi Seamless Oil Pipe Co., Ltd., License No. WSP2006P1-002 (Songkhla)	25 November 2006
203.	Certificate of License by HYST, License No. HY-HSM-2-SX-22 (Songkhla)	Validation Period: from 25 December 2019 to 25 December 2024
204.	Certificate of Qualification by Sterling Impreglon Asia Pte Ltd., Serial No. SBP-22/0075-F (Songkhla)	Valid From: 14 January 2022 Valid Until: 13 January 2024
205.	Certificate of Approval No. 10428287 by LRQA to the standards ISO 9001:2015, Approval number: 00019142 (Sattahip)	12 February 2022
206.	Certificate of Approval No. 10441023 by LRQA to the standards ISO 14001:2015 and ISO 45001:2018, Approval number: 00030853/ 00030854 (Sattahip)	16 May 2021
207.	Certificate of Registration No. Q1-3624 by the American Petroleum Institute and found to be in conformance with the API Specification Q1 (Sattahip)	Registered Since: 24 May 2018 Effective Date: 24 May 2021

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No.	Documents	Date of Document
208.	Certificate of Authority to use the Official API Monogram License No. 5CT-1768 by the American Petroleum Institute (Sattahip)	24 May 2021
209.	Certificate of Authority to use the Official API Monogram License No. 7-1-1241 by the American Petroleum Institute (Sattahip)	24 May 2021
210.	JFEBEAR, JFE Steel Tubular Technology, Licensee No. SI-069 (Sattahip)	29 May 2015
211.	JFELION, JFE Steel Tubular Technology, Licensee No. SI-069 (Sattahip)	29 May 2015
212.	JFE FOX, JFE Steel Tubular Technology, Licensee No. SI-069 (Sattahip)	29 May 2015
213.	Certificate by Grant Prideco, Certificate No. 17-1610a (Sattahip)	Expiration Date 30 September 2021
214.	Certificate of License by TPCO, License No. TPCO-2014-005 (Sattahip)	10 February 2023
215.	Certificate of License by HYST, License No. HY-HSM-2-SX-22 (Sattahip)	Validation Period: from 25 December 2019 to 25 December 2024
216.	Amended and Restated Technology Licensing Agreement #17-1369 between Grant Prideco, L.P. and OMS Oilfield Services (Thailand) Ltd.	1 January 2019
217.	JFELION License Agreement between JFE Steel Corporation and OMS Oilfield Services (Thailand) Ltd. (as amended)	15 May 2014
218.	Premium Connections Technology License Agreement between Tenaris Connections BV and OMS Oilfield Services (Thailand) Ltd.	10 December 2015
219.	Certificate of Authorization No. 301 issued by Tenaris Connections BV	-
220.	VAM Connections Technical Assistance Agreement and Patent, Know-how, and Trademark License between Vallourec Oil and Gas France and OMS Oilfield Services (Thailand) Ltd.	31 March 2017
221.	Field Repair and Accessory Threading License Agreement between Hengyang Valin Steel Tube Co., Ltd. and OMS Oilfield Services (Thailand) Ltd.	-
222.	License Agreement (TPCO-2008-002) between Tianjin Pipe Corporation and OMS Oilfield Services (Thailand) Ltd.	18 March 2021
223.	Certificate of License No. TPCO-2008-002 issued by Tianjin Pipe Corporation	-
224.	Agreement between NS Connection Technology Pte. Ltd., KMC Oiltools (Thailand) Ltd., and OMS Oilfield Services (Thailand) Ltd.	

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No.	Documents	Date of Document
225.	NS-PJ License Agreement between NS Connection Technology Pte. Ltd. and Oiltools (Thailand) Ltd.	1 July 2004
226.	Addendum 1 to NS-PJ License Agreement dated 1 April 2016 between NS Connection Technology Pte. Ltd. and OMS Oilfield Services (Thailand) Ltd.	7 December 2020
227.	License Agreement between Baoshan Iron & Steel Co., Ltd. and OMS Oilfield Services (Thailand) Ltd.	10 October 2022
228.	Production Threading, Field Repair and Accessory Threading License Agreement between Hunting Energy Services, Inc. and OMS Oilfield Services (Thailand) Ltd.	20 August 2020
229.	WSP-1T Custodian-License Agreement between Wuxi Seamless Oil Pipe Co., Ltd. and OMS Oilfield Services (Thailand) Ltd.	23 November 2006
10. Financial Information		
230.	Financial Statements for the year ended 31 March 2021 and Independent Auditor's Report of OMS Oilfield Services (Thailand) Ltd.	1 July 2021
231.	Financial Statements for the year ended 31 March 2022 and Independent Auditor's Report of OMS Oilfield Services (Thailand) Ltd.	13 July 2022
232.	Financial Statements for the year ended 31 March 2023 and Independent Auditor's Report of OMS Oilfield Services (Thailand) Ltd.	30 June 2023

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Attachment 2

List of Courts and Government Agencies for Litigation Search

1.	Bangkok (conducted on 31 October 2023):

1.1.	Central Labor Court;

1.2.	Central Intellectual Property and International Trade Court;

1.3.	Central Bankruptcy Court;

1.4.	Central Tax Court;

1.5.	Central Administrative Court;

1.6.	Civil Court;

1.7.	Criminal Court;

1.8.	Thonburi Civil Court;

1.9.	Thonburi Criminal Court; and

1.10.	Department of Legal Execution.

2.	Chonburi Province (conducted on 8 and 9 November 2023):

2.1.	Labour Court of Region 2;

2.2.	Pattaya Kwaeng Court;

2.3.	Pattaya Provincial Court;

2.4.	Rayong Administrative Court; and

2.5.	Criminal Court for Corruption and Misconduct Cases of Region 2.

3.	Songkhla Province (conducted on 23 and 27 November 2023):

3.1.	Songkhla Provincial Court.

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